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CUSIP NO. 2052 65101                  13G
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                                                       Exhibit 1
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                                   AGREEMENT
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     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Computer Outsourcing Services, Inc.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

 Dated: July 6, 1998

                                     /s/ Edward L. Cahill
                                     ----------------------------------
                                     Edward L. Cahill

                                     /s/ David L. Warnock
                                     ----------------------------------
                                     David L. Warnock

                                     CAHILL, WARNOCK STRATEGIC PARTNERS
                                     FUND, L.P.

                                     By:  Cahill, Warnock Strategic Partners,
                                          L.P., its sole General Partner

                                          By:  /s/ Edward L. Cahill
                                               ------------------------
                                               Edward L. Cahill, General Partner

                                          By:  /s/ David L. Warnock
                                               ------------------------
                                               David L. Warnock, General Partner
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CUSIP NO. 2052 65101                  13G
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                                     CAHILL, WARNOCK STRATEGIC PARTNERS, L.P.

                                     By: /s/ Edward L. Cahill
                                         ------------------------------
                                         Edward L. Cahill, General Partner

                                     By: /s/ David L. Warnock
                                         ------------------------------
                                         David L. Warnock, General Partner


                                     STRATEGIC ASSOCIATES, L.P.

                                     By:  Cahill, Warnock & Co., LLC, its sole
                                          General Partner

                                          By:  /s/ Edward L. Cahill
                                               ------------------------
                                               Edward L. Cahill, Member

                                          By:  /s/ David L. Warnock
                                               ------------------------
                                               David L. Warnock, Member


                                     CAHILL, WARNOCK & CO., LLC

                                     By:  /s/ Edward L. Cahill
                                          -----------------------------
                                          Edward L. Cahill, Member

                                     By:  /s/ David L. Warnock
                                          -----------------------------
                                          David L. Warnock, Member